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                                                                     EXHIBIT 10B

                         CYPRUS AMAX MINERALS COMPANY

                            Action(s) Authorized by
                            -----------------------
                                      the
                                      ---
                              Board of Directors
                              ------------------


WHEREAS, Cyprus Amax Minerals Company (the "Company") sponsors the Management Incentive Program of Cyprus Amax Minerals Company (the "Program") and the 1994 Management Incentive Program of Cyprus Amax Minerals Company and Its Participating Subsidiaries (the "1994 Program") (together, the "Programs"); and

WHEREAS, the Compensation and Benefits Committee of the Board of Directors (the "Compensation Committee") has recommended that the Board amend the Programs to allow for the extension of post-termination exercise periods for options granted under the Programs following an optionee's termination of employment by reason of his or her death, disability, or retirement, or at or after a "change of control" (as defined in the Programs); and

WHEREAS, the Board wishes to amend the Programs as recommended by the Compensation Committee; and

WHEREAS, Section 11.2 of the Program and Section 11.1 of the 1994 Program authorize the Board to amend the Programs, subject to certain restrictions that are not relevant to the actions contemplated herein;

NOW, THEREFORE, BE IT RESOLVED, that, effective March 9, 1998, Section 5.9 of the Management Incentive Program of Cyprus Amax Minerals Company be, and it hereby is, amended and restated in its entirety to read as follows:

          "5.9 Termination of Employment.

               (a) Termination. If an Employee to whom an option is granted ceases to be employed either by the Company or by a Participating Subsidiary for a reason other than Retirement, death or Total Disability before the option has been exercised in full, then the option (or the unexercised portion thereof) shall expire at the time specified in the stock option agreement (which shall be, in any event, no later than the expiration date of the option).

               (b) Retirement. If upon Retirement, the Employee has completed the required period of employment as provided in
               Section 5.7, the option shall be exercisable by the Employee for the period specified in the stock option


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               agreement (but in no event later than the expiration date of the option).

               (c) Change of Control. Notwithstanding the foregoing, except with respect to incentive stock options granted prior to January 22, 1990, if an Employee ceases to be employed by the Company or a Participating Subsidiary at or after a Change of Control, other than by reason of death, Retirement or Total Disability, any option held by such Employee shall be exercisable for the period specified in the option agreement (but in no event later than the expiration date of the option).

               (d) Total Disability. If an Employee to whom an option is granted ceases to be employed by the Company or by a Participating Subsidiary on account of Total Disability before the option has been exercised in full, then the option (or the unexercised portion thereof) shall be exercisable for the period specified in the option agreement (but in no event later than the expiration date of the option).

               (e) Death. If an Employee to whom an option is granted ceases to be employed by the Company or by a Participating Subsidiary on account of such Employee's death and such death occurs before the option has been exercised in full, then the option (or the unexercised portion thereof) shall be exercisable for the period specified in the option agreement (but in no event later than the expiration date of the option).

               (f) Transferred Employees. Effective August 25, 1994, Amax Gold Inc. shall be treated as a Participating Subsidiary for purposes of applying the provisions of this Section 5.9. With respect to options granted prior to August 25, 1994, an Employee who transfers from the Company to Amax Gold Inc. will have the ability to elect either:

                         (i) to retain all vested and unvested options under the terms of the Program as in effect on such date of transfer, without treating Amax Gold Inc. as a Participating Subsidiary, in

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               which case any incentive stock options granted shall expire on the ninetieth (90th) day following such Employee's transfer to Amax Gold Inc., or

                         (ii) to have non-statutory options substituted for the
               original incentive stock options to remain outstanding for the original terms of the grant provided the Employee remains employed by Amax Gold Inc."

; and further

RESOLVED, that effective March 9, 1998, Section 4.9 of the 1994 Management Incentive Program of Cyprus Amax Minerals Company and Its Participating Subsidiaries be, and it hereby is, amended and restated in its entirety to read as follows:

     "4.9      Termination of Employment.

               (a) If an Employee to whom an option is granted ceases to be employed either by the Company or by a Participating Subsidiary after completing the period of continuous employment specified in the terms of the grant but before the option has been exercised in full, the option (or the unexercised portion thereof) shall be exercisable for the period specified in the terms of the grant (but in no event later than the expiration date of the option).

               (b) If an Employee to whom an option is granted dies during employment with the Company or a Participating Subsidiary after completing the period of continuous employment specified in the terms of the grant but before the option has been exercised in full, the option (or the unexercised portion thereof) shall be exercisable for the period specified in the terms of the grant (but in no event later than the expiration date of the option).

               (c) If an Employee to whom an option is granted terminates employment as a result of Retirement after completing the period of continuous employment specified in the terms of the grant but before the option has been exercised in full, the option (or the unexercised potion thereof) shall be exercisable for the period specified in the terms of the grant (but in no

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               event later than the expiration date of the option).

               (d) If an employee to whom an option is granted terminates employment as a result of Disability during employment with the Company or a Participating Subsidiary after completing the period of continuous employment specified in the terms of the grant but before the option has been exercised in full, the option (or the unexercised portion thereof) shall be exercisable for the period specified in the terms of the grant (but in no event later than the expiration date of the option).

               (e) Notwithstanding the foregoing, if an Employee's employment with the Company or a Participating Subsidiary terminates at or after a Change of Control (as defined in Section 12.6), other than by reason of death, Disability or Retirement, any stock option held by such Employee shall be exercisable for the period specified in the terms of the grant (but in no event later than the expiration date of the option).

               (f) The Committee in its discretion may modify any of the provisions regarding the time periods set forth in Sections 4.9(a) through (e), above."

; and further

RESOLVED, that the Chief Executive Officer or any other officer of the Company and any other individual whom any of the officers referenced above shall designate, be, and each of them hereby is, authorized to take any and all such actions as are necessary or appropriate to give effect to the foregoing resolutions, and all actions of any of such officers or designees heretofore taken in connection with the transactions contemplated by the foregoing resolutions are hereby ratified, confirmed and approved in all respects.

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                         CYPRUS AMAX MINERALS COMPANY

                            Action(s) Authorized by
                            -----------------------
                                      the
                                      ---
                              Board of Directors
                              ------------------


                            Summary of Resolutions

 .    Amends the Management Incentive Program to re-use shares that had been previously subject to options granted under the Program, which options had expired, been forfeited, or cancelled.

 .    Amends the Program to provide the Committee, or its designee, with the discretion to determine the manner in which restrictions on restricted stock awards shall lapse.

                                  Resolutions

WHEREAS, Cyprus Amax Minerals Company (the "Company") sponsors the Management Incentive Program of Cyprus Amax Minerals Company (the "Program"); and

WHEREAS, pursuant to Section 11.2 of the Program, the Board is authorized and empowered to amend the Program, subject to certain limitations not herein relevant; and

WHEREAS, the Board wishes to amend Sections 4(d) and 4(e) of the Program to provide that shares which had been previously subject to stock options granted under the Program, which stock options had expired, been forfeited, or cancelled, will be re-used under the Program (the "Add-Back Shares"); provided, however, that such Add-Back Shares shall not be used for any stock options granted to "covered employees" as such term is defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"); and

WHEREAS, the Board wishes to amend Section 6.4 of the Program to provide the Committee with the discretion to determine the rate at which restrictions on restricted stock awards shall lapse;

NOW, THEREFORE, BE IT RESOLVED, that effective August 20, 1998, Sections 4(d) and 4(e) of the Program be, and they hereby are, amended in their entirety to read as follows:

          (d) The total of the number of shares for which options may be granted during each fiscal year and the number of Restricted Shares which may be awarded during the same fiscal year (together, the "maximum annual grants and awards") shall be the sum of:

               (i) 1.2% of the number of outstanding shares of Common Stock (excluding treasury shares) as of

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                 the end of the immediately preceding fiscal year, plus

               (ii) the cumulative number of carry forward shares (as defined below) from all prior fiscal years (including the immediately preceding fiscal year) which shall not yet have been used to make grants and awards in any intervening period.

                    The number of "carry forward shares" from all fiscal years ending on or before December 31, 1996, collectively, shall be 324,598. The number of "carry forward shares" from each fiscal year (the "Accumulation Year") ending on or after December 31, 1997, shall be the amount, if any, by which (y) 1.2% of the number of outstanding shares of Common Stock (excluding treasury shares) as of the end of the fiscal year immediately preceding the Accumulation Year exceeds (z) the total of the number of shares for which options were granted during the Accumulation Year and the number of Restricted Shares awarded during the Accumulation Year. Any determination of the maximum annual grants and awards for any fiscal year, including any determination of the number of carry forward shares from any prior fiscal year, shall take into account and be appropriately adjusted for any intervening changes in capitalization as provided in Section 7.2, plus

              (iii) any shares of Common Stock granted under the Program that are forfeited because of the failure to meet a contingency or condition. To the extent any shares of Common Stock covered by a grant or award are not delivered to an Employee or beneficiary because the grant or award is forfeited or canceled or settled in cash, such shares shall not be deemed to have been granted for purposes of determining the number of shares of Common Stock available for grant under the Program.

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          (e)  No Covered Employee shall be granted options (with or without
               Stock Appreciation Rights) and awarded Restricted Shares in any fiscal year of more than 10% of the maximum annual grants and awards as calculated solely in accordance with Sections 4(d)(i) plus 4(d)(ii) (the "Individual Maximum Limit"); provided, however, that the Covered Employee who is the chief executive officer of the Company or who is acting in such capacity may be granted options (with or without Stock Appreciation Rights) and awarded Restricted Shares in excess of the Individual Maximum Limit, but in no event in excess of 50% of the maximum annual grants and awards as calculated solely in accordance with Sections 4(d)(i) plus 4(d)(ii).

; and further

RESOLVED, that effective August 20, 1998, Section 6.4 of the Program be, and it hereby is, amended in its entirety to read as follows:

          The restrictions set forth in Section 6.2(a)(i) shall lapse only when the restrictions set forth in Section 6.2(a)(ii) shall lapse and the restrictions, if any, established pursuant to Section 6.2(a)(iii) shall lapse. Subject to Section 6.5, the restrictions set forth in
          Section 6.2(a)(ii) shall lapse as determined by the Committee or the Board, as the case may be, in their sole discretion and as specified in the terms of the award agreement.

; and further

RESOLVED, that proper officers of this Corporation, and any other individual whom any of the officers shall designate, be, and each of them hereby is, authorized to take any and all such actions as are necessary or appropriate to give effect to the foregoing resolutions, and all actions of any of such officers or designees heretofore taken in connection with the transactions contemplated by the foregoing resolutions are hereby ratified, confirmed and approved in all respects.

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